Exhibit (h)(xii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                        AMENDMENT #4 TO EXHIBIT 1 TO THE

          AGREEMENT FOR FUND ACCOUNTING SERVICES AND TRANSFER AGENCY SERVICES

                       BETWEEN VISION GROUP OF FUNDS, INC.

                         AND FEDERATED SERVICES COMPANY,

                    DATED MAY 1, 1997, AS AMENDED DECEMBER 1, 1997

CONTRACT

DATE                 INVESTMENT COMPANY
                       Portfolios
                        Classes

5/1/97               VISION GROUP OF Funds, Inc.

5/1/97                 Vision Money Market Fund
5/1/97                  Class A Shares*
5/1/98                  Class S Shares

5/1/97                 Vision Treasury Money Market Fund
5/1/97                  Class A Shares*
5/1/98                  Class S Shares

5/1/97                 Vision New York Tax-Free Money Market Fund
5/1/97                  Class A Shares**

5/1/97                 Vision U.S. Government Securities Fund
5/1/97                  Class A Shares**

5/1/97                 Vision New York Municipal Income Fund

                       (formerly: Vision New York Tax-Free Fund)
5/1/97                  Class A Shares**

9/1/97                 Vision Large Cap Value Fund

                      (formerly: Vision Equity Income Fund)

9/1/97                  Class A Shares**
8/20/99                 Class B Shares

6/1/99                 Vision Large Cap Growth Fund
6/1/99                  Class A Shares
8/20/99                 Class B Shares

7/1/99                 Vision Mid Cap Stock Fund
7/1/99                  Class A Shares
7/1/99                  Class B Shares

Federated services company provides the following services:

                     Fund Accounting
                     Transfer Agency

*  Original Shares redesignated on May 1, 1998.
**  Original Shares redesignated on June 1, 1999


                                    VISION GROUP OF FUNDS, INC.


                                    By:  /S/ BETH S. BRODERICK

                                    Name:  Beth S. Broderick
                                    Title:  Vice President

                                    FEDERATED SERVICES COMPANY


                                    By:  /S/ VICTOR R. SICLARI

                                    Name:  Victor R. Siclari
                                    Title:  Vice President